EXHIBIT 5 UNDER FORM N-1A
                                        EXHIBIT 10 UNDER ITEM 601/REG. S-K

                   FEDERATED MUNICIPAL INCOME TRUST

                     INVESTMENT ADVISORY CONTRACT

         This Contract is made between FEDERATED ADVISERS, a Delaware business trust having it principal place of business in Pittsburgh, Pennsylvania (the "Adviser"), and FEDERATED MUNICIPAL INCOME, a
Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commission of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

          4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

         5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

         7. This Contract shall begin for each Fund on the date that it executes an exhibit to this Contract. This Contract shall remain in effect for each Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party, (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

         8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

         9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

         12. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         13. The Trust and the Funds are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agrees that the obligations assumed by the Adviser pursuant to this Contract shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, the Trust and the Funds shall not seek satisfaction of any such employees, or agents of the Adviser, or any of them.

         14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                               EXHIBIT A

                    MICHIGAN MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 9th day of September, 1991.

Attest:                            FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE              By:  /S/ MARK MALLON
Secretary                          Executive Vice President


Attest:                            FEDERATED MUNICIPAL INCOME TRUST

/S/ C. GRANT ANDERSON              By:  J. CHRISTOPHER DONAHUE
Assistant Secretary                     Vice President

                               EXHIBIT B

                  PENNSYLVANIA MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 27th day of December, 1991.

Attest:                                  FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE                    By:  /S/ MARK MALLON
Secretary                                Executive Vice President


Attest:                                  FEDERATED MUNICIPAL INCOME TRUST

/S/ C. GRANT ANDERSON                    By: /S/ EDWARD C. GONZALES
Assistant Secretary                           Vice President

                               EXHIBIT C

                      OHIO MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept so as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 29th day of January, 1992.

Attest:                          FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE            By:  /S/ MARK MALLON
Secretary                        Executive Vice President


Attest:                          FEDERATED MUNICIPAL INCOME TRUST

/S/ S. ELLIOTT COHAN             By: /S/ EDWARD C. GONZALES
Assistant Secretary              Vice President

                               EXHIBIT D

                   CALIFORNIA MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 24th day of November, 1992.

Attest:                               FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE                 By:  /S/ MARK MALLON
Secretary                             Executive Vice President


Attest:                               MUNICIPAL SECURITIES INCOME TRUST
/S/ J. CRILLEY KELLY                  By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                   Vice President

                               EXHIBIT E

                    NEW YORK MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 24th day of November, 1992.

Attest:                               FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE                 By:  /S/ MARK MALLON
Secretary                             Executive Vice President


Attest:                               MUNICIPAL SECURITIES INCOME TRUST

/S/ J. CRILLEY KELLY                  By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                   Vice President

                               EXHIBIT F

                   NEW JERSEY MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 1st day of March, 1993

Attest:                             FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE               By:  /S/ MARK MALLON
Secretary                           Executive Vice President


Attest:                             MUNICIPAL SECURITIES INCOME TRUST

/S/ S. ELLIOTT COHAN                By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                      Vice President

                               EXHIBIT G

                      TEXAS MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 1st day of March, 1993

Attest:                                FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE                  By:  /S/ MARK MALLON
Secretary                              Executive Vice President


Attest:                                MUNICIPAL SECURITIES INCOME TRUST

/S/ S. ELLIOTT COHAN                   By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                         Vice President

                               EXHIBIT H

                     FLORIDA MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 1st day of March, 1993

Attest:                                 FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE                   By:  /S/ MARK MALLON
Secretary                               Executive Vice President


Attest:                                 MUNICIPAL SECURITIES INCOME TRUST

/S/ S. ELLIOTT COHAN                    By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                          Vice President

                               EXHIBIT F

                    VIRGINIA MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 1st day of June, 1993

Attest:                          FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE            By:  /S/ MARK MALLON
Secretary                        Executive Vice President


Attest:                          MUNICIPAL SECURITIES INCOME TRUST

/S/ J. CRILLEY KELLY             By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                   Vice President

                               EXHIBIT F

                    MARYLAND MUNICIPAL INCOME FUND


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .40 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         The right of the adviser as set forth in Paragraph six of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

         Witness the due execution hereof this 1st day of June, 1993

Attest:                           FEDERATED ADVISERS

/S/ JOHN W. MCGONIGLE             By:  /S/ MARK MALLON
Secretary                         Executive Vice President


Attest:                           MUNICIPAL SECURITIES INCOME TRUST

/S/ J. CRILLEY KELLY              By: /S/ J. CHRISTOPHER DONAHUE
Assistant Secretary                    Vice President